UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) July 22, 2003
                                           -------------


                        Vitesse Semiconductor Corporation
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             (Exact name of registrant as specified in its chapter)


         Delaware                    0-19654               77-0138960
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(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation             File Number)         Identification No.)



      741 Calle Plano, Camarillo, California                  93012
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     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (805) 388-3700
                                                   --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Earnings Press Release, dated July 22, 2003

ITEM 9: REGULATION FD DISCLOSURE

         On July 22, 2003 the Company announced its financial results for the Quarter ended June 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2003                           VITESSE SEMICONDUCTOR
                                               CORPORATION


                                               By:   /s/ Eugene F. Hovanec
                                                     -----------------------
                                                     Eugene F. Hovanec
                                                     Chief Financial Officer